SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 29, 2000



                                 Atlas Air, Inc.
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             (Exact name of registrant as specified in its charter)



       Delaware                    0-25732                 84-1207329
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(State or other jurisdiction      (Commission             (IRS Employer
of incorporation)                 File Number)         Identification No.)




     2000 Westchester Avenue, Purchase, New York              10577
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      (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:(914) 701-8000
                                                   --------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)





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                                      -2-


Item 5.  Other Events.


     On November 21, 2000, the United States Court of Appeals for the District of Columbia Circuit issued a decision reversing an earlier decision of the United States District Court of the District of Columbia in a lawsuit pending between the Air Line Pilots Association and Atlas Air, Inc. (NYSE: CGO).


     As part of the litigation, ALPA challenged Atlas Air's exclusion of its pilots from the corporate profit-sharing plan following certification. The District Court concluded that Atlas' action was completely lawful. On ALPA's appeal, however, the Court of Appeals reversed and remanded the suit to the District Court.


     Atlas Air continues to believe that the exclusion of its pilots from the corporate profit-sharing plan was lawful and intends to petition the Court for a rehearing in addition to pursuing all other available legal remedies.


     The registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1 into this Item 5.




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                                      -3-


Item 7. Financial Statements and Exhibits.


     (c) The following Exhibits are filed as part of this report:


     EXHIBIT NO.                 DESCRIPTION

        99.1       Press release issued by the Registrant on November 29, 2000


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ATLAS AIR, INC.
                                    (Registrant)




Dated:  November 29, 2000           By:  /s/ Richard H. Shuyler
                                         ---------------------------------------
                                             Name:  Richard H. Shuyler
                                             Title: Executive Vice President
                                                     - Strategic Planning
                                                       and Treasurer







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                                      -4-


                                  EXHIBIT INDEX

     EXHIBIT NO.                    DESCRIPTION

        99.1        Press release issued by the Registrant on November 29, 2000